Supplement dated January 31, 2024
to the Prospectuses of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Managed Risk Fund	5/1/2023
Variable Portfolio – Managed Risk U.S. Fund	5/1/2023
Variable Portfolio – Managed Volatility Conservative Fund	5/1/2023
Variable Portfolio – Managed Volatility Conservative Growth Fund	5/1/2023
Variable Portfolio – Managed Volatility Growth Fund	5/1/2023
Variable Portfolio – U.S. Flexible Conservative Growth Fund	5/1/2023
Variable Portfolio – U.S. Flexible Growth Fund	5/1/2023
Variable Portfolio – U.S. Flexible Moderate Growth Fund	5/1/2023
Columbia Funds Variable Series Trust II
Variable Portfolio – Managed Volatility Moderate Growth Fund	5/1/2023
Variable Portfolio – Aggressive Portfolio	5/1/2023
Variable Portfolio – Conservative Portfolio	5/1/2023
Variable Portfolio – Moderate Portfolio	5/1/2023
Variable Portfolio – Moderately Aggressive Portfolio	5/1/2023
Variable Portfolio – Moderately Conservative Portfolio	5/1/2023
The disclosure for Money Market Fund Investment Risk, Money Market Fund Risk (for Columbia Short-Term Cash Fund) and Regulatory Risk - Money Market Funds in each fund's Appendix B - Underlying Funds - Principal Risks is deleted and replaced with the following:
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Money Market Fund Risk (For Columbia Short-Term Cash Fund). At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund's portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. By April 2, 2024, institutional prime and institutional tax-exempt money market funds will be subject to a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interest of the fund and, by October 2, 2024, such funds will also be subject to a mandatory liquidity fee on redemptions if net redemptions exceed 5% of their net assets. These fees, upon imposition, will reduce the amount you receive on redemptions.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. The SEC has adopted amendments to money market fund regulations that will, among other things, increase the minimum daily and weekly liquid asset requirements and, for institutional prime money market funds such as Columbia Short-Term Cash Fund, remove current liquidity fees and redemption gate provisions and require such funds to implement, by April 2, 2024, a new discretionary fee if determined to be in the best interest of the fund and, by October 2, 2024, a new mandatory liquidity fee. The fee amount will be an estimate of the transaction cost and market impact of selling a pro rata portion of the fund's portfolio to fund the net redemptions. Such amendments may, when implemented, impact the management of Columbia Short-Term Cash Fund and such fees, upon imposition, will reduce the amount of redemption proceeds from Columbia Short-Term Cash Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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